UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 15, 2016

MICROSEMI CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-8866	95-2110371
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Enterprise, Aliso Viejo, California	92656
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (949) 380-6100
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE
As previously reported on a Current Report on Form 8-K filed with the Securities and Exchange Commission on January 19, 2016 (the “Initial Form 8-K”), on January 15, 2016, Microsemi Corporation (“Microsemi”, "we", "our", and similar terms) through our indirect wholly-owned subsidiary Lois Acquisition Corp. ("Purchaser"), completed the acquisition of PMC-Sierra, Inc. ("PMC").
This Amendment No. 1 to Form 8-K is being filed to amend Item 9.01 of the Initial Form 8-K to include the financial statements of PMC and the pro forma financial information relating to Microsemi’s acquisition of PMC. Such information should be read in conjunction with the Initial Form 8-K.
Section 9 - Financial Statements and Exhibits
Item 9.01 Financial Statement and Exhibits

(a)	Financial statements of businesses acquired.
The following audited financial statements and related independent registered public accounting firms' report are incorporated by reference in this document as Exhibit 99.3:

•	Audited consolidated balance sheets of PMC as of December 27, 2014 and December 28, 2013; and

•	Audited consolidated statements of operations, comprehensive income (loss), cash flows and stockholders’ equity of PMC for each of the three years in the period ended December 27, 2014.
The following unaudited interim financial statements are incorporated by reference in this document as Exhibit 99.4:

•	Unaudited condensed consolidated balance sheet of PMC as of September 26, 2015; and

•
Unaudited condensed consolidated statements of operations and comprehensive income (loss) of PMC for the three and nine months ended September 26, 2015 and September 27, 2014 and unaudited condensed consolidated statements of cash flows of PMC for the nine months ended September 26, 2015 and September 27, 2014.

(b)	Pro forma financial information.
The following unaudited pro forma condensed combined financial information and related notes are filed herewith as Exhibit 99.5 and incorporate herein by reference:

•	Unaudited pro forma condensed combined balance sheet as of September 27, 2015; and

•	Unaudited pro forma condensed combined statement of operations for the twelve months ended September 27, 2015.
(d) Exhibits

Exhibit No.	Description

23.1	Consent of Ernst & Young, LLP as Independent Registered Public Accounting Firm to PMC-Sierra, Inc.

23.2	Consent of Deloitte LLP, as Independent Registered Public Accounting Firm to PMC-Sierra, Inc.

99.3
Audited consolidated financial statements of PMC as of December 27, 2014 and December 28, 2013 and for the three years ended December 27, 2014, and the related notes (incorporated by reference to the Form 10-K filed by PMC with the SEC on February 24, 2015). File No.: 000-19084.

99.4
Unaudited condensed consolidated financial statements of PMC as of and for the three and nine months ended September 26, 2015 and September 27, 2014, and the related notes (incorporated by reference to the Form 10-Q filed by PMC with the SEC on November 3, 2015). File No.: 000-19084.

99.5	Unaudited Pro Forma Condensed Combined Financial Information as of and for the year ended September 27, 2015.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Microsemi Corporation

By	/s/ John W. Hohener
John W. Hohener
Executive Vice President, Chief Financial Officer, Secretary and Treasurer (Principal Financial and Accounting Officer and duly authorized to sign on behalf of the Registrant)
Date: March 29, 2016

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Ernst & Young, LLP as Independent Registered Public Accounting Firm to PMC-Sierra, Inc.

23.2	Consent of Deloitte LLP, as Independent Registered Public Accounting Firm to PMC-Sierra, Inc.

99.3
Audited consolidated financial statements of PMC as of December 27, 2014 and December 28, 2013 and for the three years ended December 27, 2014, and the related notes (incorporated by reference to the Form 10-K filed by PMC with the SEC on February 24, 2015). File No.: 000-19084.

99.4
Unaudited condensed consolidated financial statements of PMC as of and for the three and nine months ended September 26, 2015 and September 27, 2014, and the related notes (incorporated by reference to the Form 10-Q filed by PMC with the SEC on November 3, 2015). File No.: 000-19084.

99.5	Unaudited Pro Forma Condensed Combined Financial Information as of and for the year ended September 27, 2015.